SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 18, 2000

                         MANPOWER INC.
     (Exact name of registrant as specified in its charter)



       Wisconsin                       1-10686               39-1672779
(State or other jurisdiction   (Commission file number)    (IRS Employer
      of incorporation)                                   Identification No.)


                    5301 North Ironwood Road
                   Milwaukee, Wisconsin 53217
            (Address of principal executive offices)



Registrant's telephone number, including area code: (414) 961-1000

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Item 5.  Other Events.

     On April 18, 2000, Manpower Inc. is making available certain operating unit results for the three month periods ended March 31, 2000 and March 31, 1999 and certain restated operating unit results for each quarter in the years ended December 31, 1999 and December 31, 1998. The operating unit results for each of the quarters in the years ended December 31, 1999 and December 31, 1998 have been restated to reflect reclassification of certain countries between certain segments due to changes in management responsibility for those countries.



Item 7.  Exhibits.

Exhibit No.         Description

  99.1              Operating Unit Results
  99.2              Restated Operating Unit Results


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                           SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MANPOWER INC.


Date:  April 18, 2000              /s/ Michael J. Van Handel
                                   ---------------------------
                                   Michael J. Van Handel
                                   Senior Vice President - Chief Financial
                                   Officer, Treasurer and Secretary

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                     EXHIBIT INDEX

Exhibit No.         Description

  99.1              Operating Unit Results
  99.2              Restated Operating Unit Results